EXHIBIT 32.1

Certification of Principal and Chief Executive Officer Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

In connection with the quarterly report on Form 10-Q of Rotoblock Corporation (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chien Chih Liu, Principal and Chief Executive Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

    (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: March 17, 2010

ROTOBLOCK CORPORATION

/s/ Chien Chih Liu

By: Chien Chih Liu, Chief Executive Officer